SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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QAD Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QAD Inc.
6450 Via Real
Carpinteria, California 93013
805-684-6614
May 22, 2006
To All QAD Inc. Stockholders:
      On behalf of the Board of Directors of QAD Inc. (“QAD”), I cordially invite you to attend the Annual Meeting of Stockholders of QAD to be held at the QAD corporate headquarters located at 2111 Ortega Hill Road, Summerland, California, on Wednesday, June 7, 2006, at 2:00 p.m. Pacific Daylight Time. A Notice of the Annual Meeting of Stockholders, proxy card and Proxy Statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.
      At this year’s meeting you will be asked to elect five directors and to approve the QAD Inc. 2006 Stock Incentive Program. The accompanying Notice of Annual Meeting and Proxy Statement describe these proposals. We encourage you to read the enclosed information carefully.
      Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy card promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your proxy card. If you plan to vote your shares at the Annual Meeting, please note the instructions on page 3 of the enclosed Proxy Statement.
      We look forward to seeing you at the Annual Meeting.

Sincerely,

Karl F. Lopker
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
THE ANNUAL MEETING
ABOUT THE MEETING
ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN FISCAL YEAR 2006
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF AUDIT COMMITTEE
STOCKHOLDER RETURN PERFORMANCE GRAPH
ADDITIONAL INFORMATION
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF QAD INC. 2006 STOCK INCENTIVE PROGRAM
STOCKHOLDER PROPOSALS

6450 Via Real
Carpinteria, California 93013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Wednesday, June 7, 2006

Time:	2:00 p.m. Pacific Daylight Time

Place:	QAD Inc. 2111 Ortega Hill Road Summerland, California 93067
Purpose:

•	To elect five Directors, as nominated;

•	To approve the QAD Inc. 2006 Stock Incentive Program; and

•	To conduct other business as may properly come before the meeting and any adjournment or postponement of the meeting.
      The items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record on April 17, 2006 may vote at the meeting. Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope.

By Order of the Board of Directors

Roland B. Desilets
Secretary
Carpinteria, California
May 22, 2006

QAD Inc.
6450 Via Real
Carpinteria, CA 93013

PROXY STATEMENT

THE ANNUAL MEETING
       This proxy statement and the enclosed proxy card are being mailed to you by the Board of Directors of QAD Inc., a Delaware corporation, (“QAD,” the “Company,” “we” or “us”) on or about May 22, 2006. The Board of Directors requests that your shares be represented by the proxies named on the proxy card at the Annual Meeting of Stockholders to be held on June 7, 2006.
ABOUT THE MEETING
Who is soliciting my vote?
      The Board of Directors of QAD is soliciting your vote at the 2006 Annual Meeting of Stockholders.
What is the purpose of the Annual Meeting?
      You will be voting on:

•	Electing five directors as nominated;

•	Approving the QAD Inc. 2006 Stock Incentive Program; and

•	Any other business that may properly come before the meeting.
What are the Board of Directors’ recommendations?
      The Board recommends a vote:

•	for the election of the five nominated directors;

•	for the QAD Inc. 2006 Stock Incentive Program; and

•	for or against other matters that come before the Annual Meeting, as the proxy holders deem advisable.
Who is entitled to vote at the Annual Meeting?
      The Board of Directors set April 17, 2006, as the record date for the Annual Meeting (the “record date”). All stockholders who owned QAD common stock at the close of business on April 17, 2006, may attend and vote at the Annual Meeting.
How many votes do I have?
      You will have one vote for each share of QAD common stock you owned at the close of business on the record date, provided each share was either held directly in your name as the stockholder of record or held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and beneficial owner?
      Most stockholders of the Company hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
      Stockholder of Record. If your shares are registered directly in your name with QAD’s transfer agent, American Stock Transfer and Trust Company (“AST”), you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by QAD. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
      Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to these shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.
How many votes can be cast by all stockholders?
      Each share of QAD common stock is entitled to one vote. There is no cumulative voting. We had 32,729,557 shares of common stock outstanding and entitled to vote on the record date. The enclosed proxy card shows the number of shares you are entitled to vote.
How many votes must be present to hold the Annual Meeting?
      A majority of the Company’s outstanding shares as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
How many votes are required to elect directors and adopt the other proposals?
      Directors are elected by a plurality of the votes cast. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.
What if I don’t vote for some of the items listed on my proxy card or voting instruction card?
      If you return your signed proxy card or voting instruction card in the enclosed envelope, but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.
      If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors, but do not have discretion to vote on non-routine matters.
      If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum, but generally will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast. With respect to a proposal that requires a majority of the outstanding shares, a broker non-vote has the same effect as a vote against the proposal.
Can I change or revoke my vote after I return my proxy card or voting instruction card?
      Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote by giving written notice to the Secretary of QAD at any time before your vote is exercised, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting.
Who can attend the Annual Meeting?
      All stockholders as of the record date, or their duly appointed proxies, may attend.
What do I need to attend the Annual Meeting?
      In order to be admitted to the Annual Meeting, a stockholder must present an admission ticket or proof of ownership of QAD stock on the record date. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and an admission ticket.
      An admission ticket is attached to the bottom of the proxy card. If you plan to attend the Annual Meeting, please keep this ticket and bring it with you to the Annual Meeting. If a stockholder does not bring an admission ticket, proof of ownership of QAD stock on the record date will be needed to be admitted. If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership.
How do I vote?
      Vote by Mail. If you choose to vote by mail, simply mark your proxy card or voting instruction card, date and sign it, and return it in the postage-paid envelope provided.
      Voting at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting, if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.
      The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card, but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board of Directors.
People with Disabilities
      If you have a disability, we can provide reasonable assistance to help you participate in the Annual Meeting if you tell us about your disability and your plan to attend. Please notify the Secretary of QAD in writing at least three days before the Annual Meeting if you desire such assistance.
Costs of Proxy Solicitation
      QAD will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
Other Business; Adjournments
      We are not currently aware of any other business to be acted upon at the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, or any adjourned meeting, your proxy will have the right, in his or her discretion, to vote or act on those matters according to his or her best judgment.
      Adjournment may be made from time to time by approval of the holders of shares representing a majority of votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.
Exemptions for a Controlled Company Election
      NASDAQ has established specific exemptions from its listing standards for controlled companies, i.e., companies of which more than 50% of the voting power is held by an individual, a group or another entity. QAD is a “controlled company” by virtue of the fact that Ms. Pamela Lopker, Chairman of the Board and President of the Company, and Mr. Karl Lopker, Chief Executive Officer and Director of the Company, jointly control a majority interest in the stock of the Company as evidenced by their filing a Schedule 13G with the Securities and Exchange Commission (“SEC”) affirming that as members of a group they share voting power of over 50% of the Company’s outstanding voting stock. Please see “Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners.”
      The Company has elected to rely upon certain of the exemptions provided in the rules. Specifically, the Company will rely on exceptions to the requirements that listed companies (i) have a majority of independent directors, (ii) select, or recommend for the Board’s selection, director nominees by a majority of independent directors or a nominating committee comprised solely of independent directors, and (iii) determine officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors. Notwithstanding the above, QAD’s current practices include (i) having a majority of independent directors, (ii) selecting director nominees by the full Board of Directors, and (iii) determining officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors.
Annual Report
      We have enclosed a copy of our 2006 Annual Report on Form 10-K with this Proxy Statement. If you would like an additional copy, we will send you one without charge. Please call 805-566-5139 or write to:

QAD Inc.
6450 Via Real
Carpinteria, CA 93013
Attn: Investor Relations
      The Annual Report including the Form 10-K and this Proxy Statement are available in the Investor Relations section on the QAD web site at www.qad.com. The SEC also maintains an Internet site at http://www.sec.gov that contains all SEC filings made by QAD Inc.
ELECTION OF DIRECTORS
Nominees for Director
      QAD’s Board of Directors is authorized to be comprised of seven directors. With the appointment of Mr. Scott Adelson as a member of the Board of Directors in April 2006, the Board is currently comprised of six directors. Under QAD’s Amended Certificate of Incorporation, all members of the Board of Directors are elected annually for a term of one year which expires at the next Annual Meeting.
      Director Larry Wolfe has chosen not to stand for reelection to the Board of Directors citing other commitments. Mr. Wolfe has served as a member of the Board of Directors since 2002 and as Chairman of the Audit Committee for the past year. With his departure, the number of directors will be five. The Board has determined that of those five, three currently qualify as independent directors as defined under NASDAQ Rule 4200 of the National Association of Securities Dealers’ listing standards. These independent directors are Dr. Peter van Cuylenburg, Mr. A. Barry Patmore and Mr. Scott J. Adelson.
      Due to the decision of Mr. Wolfe not to stand for reelection, two vacancies will exist on the Board at the close of the polls for election of QAD Board members. The Board has determined that it would not be reasonably possible to identify nominees for these vacancies in time for such candidates to be voted upon at the Annual Meeting. Accordingly, the Board has determined to promptly seek qualified candidates for these two Board positions. Any new directors will serve the remainder of the term until the next election at the 2007 Annual Meeting.
      Valid proxies received will be voted, unless contrary instructions are given, to elect the nominees named in the following table. Should any nominee decline or be unable to accept the nomination to serve as director, an event that we do not currently anticipate, your proxy will have the right, in his or her discretion, to vote for a substitute nominee designated by the Board of Directors, to the extent consistent with the QAD Certificate of Incorporation and its Bylaws.
THE BOARD RECOMMENDS YOU VOTE “FOR” THE NOMINEES LISTED BELOW
      The nominees for director to be elected by the stockholders are currently members of the Board of Directors. If elected, the nominees will hold office until the Annual Meeting of Stockholders in 2007, in the capacity as specified in the table and until their successors are duly elected and qualified.

Nominees for Director to		Director
Hold Office Until 2007	Age	Since	Position with the Company	Committees*

Karl F. Lopker	54	1981	Chief Executive Officer Director	Compensation
Pamela M. Lopker	51	1981	Chairman of the Board President	None
Peter R. van Cuylenburg	58	1997	Director	Audit Compensation Strategy
A. Barry Patmore	65	2003	Director	Audit Compensation (Chairman) Strategy (Chairman)
Scott J. Adelson	45	2006	Director	None

*	Note that Mr. Wolfe is presently the Chairman of the Audit Committee
Information Concerning the Nominees for Election
      Set forth below is information with respect to the nominees for election to the Board of Directors who are standing for election at the 2006 Annual Meeting. The age of the director nominees is as of March 31, 2006.

KARL F. LOPKER
      Karl F. Lopker has served as Chief Executive Officer and a Director of the Company since joining QAD in 1981. Previously, he was President of Deckers Outdoor Corporation, a company he founded in 1973. Mr. Lopker is certified in Production and Inventory Management by the American Production and Inventory Control Society. He received a Bachelor of Science degree in Electrical Engineering from the University of California, Santa Barbara. Mr. Lopker is married to Pamela M. Lopker, Chairman of the Board and President of QAD.

PAMELA M. LOPKER
      Pamela M. Lopker founded QAD in 1979 and has been Chairman of the Board and President since the Company’s incorporation in 1981. Previously, Ms. Lopker served as Senior Systems Analyst for Comtek Research from 1977 to 1979. She is certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California, Santa Barbara. She is married to Karl F. Lopker, Chief Executive Officer of QAD.

PETER R. VAN CUYLENBURG
      Peter R. van Cuylenburg was appointed a director of QAD in November 1997. Previously, Dr. van Cuylenburg served as President and Chief Operating Officer of InterTrust Technologies Corporation and from 1996 to 1999 as President of Quantum Corporation’s DL Tape and Storage Systems Group. Dr. van Cuylenburg’s career includes executive posts at Xerox Corporation, NeXT Computer, Inc., Cable and Wireless plc., and Texas Instruments, in the U.K., U.S. and France. He currently serves as Director and Executive Chairman of SealedMedia Ltd; and as Director and Non-Executive Chairman of Anadigm Ltd.; - Transitive Technologies Ltd.; - Elixent Ltd.; and ARC International plc (LSE:ARK). Dr. van Cuylenburg holds a Diploma in Electrical Engineering and an Honorary Doctorate of Technology from Bristol Polytechnic University of the West of England, UK.
      Dr. van Cuylenburg is an independent director as defined under Rule 4200 of the National Association of Securities Dealers’ listing standards and has also been designated as an Audit Committee “financial expert” by the Board of Directors.

A. BARRY PATMORE
      A. Barry Patmore has been a director of QAD since February 2003. Mr. Patmore’s career with Accenture (formerly Andersen Consulting) extended from 1965 to 1999. His responsibilities included serving as Managing Partner of Southern California and Global Managing Partner - Process Competency, and Managing Partner of service lines for the communication industry. From 1999 to 2001, Mr. Patmore was a venture partner at Brentwood Venture Capital specializing in business-to-business enterprises and software companies. Since 2001, Mr. Patmore has served as a management consultant and interim CIO at Children’s Hospital Los Angeles. He has served on the board of several privately owned companies including LetsTalk.com and Ascendent Telecommunications and serves on the boards of Mount St. Mary’s College, Harvey Mudd College and Children’s Institute International. He holds a Bachelor of Commerce degree from the University of British Columbia and a Master of Business Administration degree from Columbia University, New York.
      Mr. Patmore is an independent director as defined under Rule 4200 of the National Association of Securities Dealers’ listing standards.

SCOTT J. ADELSON
      Scott J. Adelson has been a director of QAD since April 2006. Mr. Adelson is a Senior Managing Director and Global Co-Head of Investment Banking for Houlihan Lokey Howard & Zukin, a leading international investment bank. During his 18 years with the firm, Mr. Adelson has helped advise hundreds of companies on a diverse and in-depth variety of corporate finance issues, including mergers and acquisitions. Mr. Adelson has written extensively on a number of corporate finance and securities valuation subjects and is a frequent commentator for CNBC, CNN and various business publications. He is an active board member of various middle-market businesses as well as several recognized non-profit organizations, such as the USC Entrepreneur Program. Mr. Adelson holds a bachelor degree from the University of Southern California and a Master of Business Administration degree from the University of Chicago, Graduate School of Business.

      Mr. Adelson is an independent director as defined under Rule 4200 of the National Association of Securities Dealers’ listing standards.
Board of Directors Meetings
      Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman, Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.
      During fiscal year 2006, the Board of Directors held four regularly scheduled meetings, four special meetings, and acted by unanimous written consent on five occasions. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committees of which such director was a member during fiscal year 2006.
Committee Membership and Meetings
      The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meeting with the full Board. There are currently three permanent committees: (1) Audit, (2) Compensation and (3) Strategy. The table below provides current membership and the number of fiscal year 2006 meetings held for each Board committee.

Name	Audit	Compensation	Strategy

Karl F. Lopker	—	Member	—
Pamela M. Lopker	—	—	—
Peter R. van Cuylenburg	Member	Member	Member
Larry J. Wolfe	Chair	Member	Member
A. Barry Patmore	Member	Chair	Chair
Scott J. Adelson	—	—	—
Number of fiscal year 2006 meetings	5	6	7
Audit Committee
      During the past year, each of the directors on the Audit Committee was “independent” as the term is defined in Rule 4200 of the National Association of Securities Dealers’ listing standards. The Audit Committee members are Messrs. Wolfe and Patmore and Dr. van Cuylenburg. The Board of Directors has determined that Mr. Wolfe and Dr. van Cuylenburg qualify as financial experts under the requirements of the Sarbanes-Oxley Act. As previously discussed, Mr. Wolfe has announced that he will not stand for reelection at the Annual Meeting.
      The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. The Audit Committee’s role includes overseeing the work of the Company’s internal accounting, financial reporting and internal auditing processes. Further, the Committee discusses with management the Company’s processes to manage business and financial risk and to comply with significant applicable legal, ethical, and regulatory requirements.
      The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements and internal control over financial reporting of the Company. The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. The Committee’s specific responsibilities are delineated in the Audit Committee Charter, attached hereto as Exhibit A. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee.

Compensation Committee
      The Compensation Committee is comprised of up to four members of the Board of Directors. Pursuant to the Compensation Committee Charter, as long as QAD’s common stock remains publicly traded, the Compensation Committee must consist of at least two members who qualify as (i) “Non-Employee Directors” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) as “Independent Directors” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). During fiscal year 2006, the Compensation Committee included Messrs. Wolfe and Patmore and Dr. van Cuylenburg, each of whom is both a “Non-Employee Director,” and an “Independent Director”, as well as Mr. Lopker. As previously discussed, Mr. Wolfe has announced that he will not stand for reelection at the Annual Meeting.
      The primary responsibilities of the Compensation Committee are: (a) in conjunction with the lead independent director, review and approve the annual goals and objectives of the president and the chief executive officer and evaluate performance against those goals and objectives, (b) approve the compensation of the president and the chief executive officer; (c) oversee the performance evaluation of the Company’s other executive officers and approve their compensation; (d) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; (e) oversee the Company’s administration of its equity-based compensation and other benefit plans; and (f) approve grants of equity compensation awards under the Company’s stock plan. The Compensation Committee’s role includes producing the report on executive compensation required by SEC rules. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.
Compensation Committee Interlocks and Insider Participation in Insider Decisions
      Mr. Lopker is the Chief Executive Officer of QAD and is married to Pamela Lopker, Chairman of the Board and President. He is recused from all matters involving QAD’s Chairman of the Board and President, and the Chief Executive Officer. He does not participate in approving grants or awards under the QAD Inc. 1997 Stock Incentive Program, as Amended, to persons who are subject to Section 16 of the Exchange Act. During fiscal year 2006, a sub-committee of the Compensation Committee composed of Messrs. Patmore and Wolfe and Dr. van Cuylenburg administered and made all ongoing determinations concerning matters relevant to grants or awards under the stock incentive program to persons who were subject to Section 16 of the Exchange Act. None of QAD’s executive officers currently serves as a director or member of the compensation committee of another entity, or of any other committee of the Board of Directors of another entity performing similar functions, where any of our directors are employed as executive officers.
Strategy Committee
      The Strategy Committee operates under a charter adopted by our Board of Directors in February 2003. The current Strategy Committee members are Messrs. Patmore and Wolfe and Dr. van Cuylenburg, each of whom is a non-employee director who possesses particular expertise with respect to certain matters of strategic importance to the Company.
      The primary function of the Strategy Committee is to provide advice with respect to strategic planning matters, review strategic matters in executive session as independent members of the Board, and to assist the Board of Directors in fulfilling its oversight responsibilities regarding the strategy of the Company. In particular, the Strategy Committee is responsible for reviewing the strategic plan presented by management, as well as certain elements of the implementation of that plan. During the past fiscal year, the Strategy Committee focused attention on the planning process of the Company, specifically on its vertical market and horizontal market product strategies, as well as the Company strategy in Asia and matters related to the equity of the Company.
Executive Session
      The non-employee directors meet in executive sessions without management present. During these sessions, the non-employee directors, among other matters, review management performance and composi-

tion, compensation, strategic issues for Board consideration, communication among members of the Board, and the Board’s corporate governance matters. During fiscal year 2006, non-employee directors of the Board met in executive session on at least six occasions.
Nominating Committee and Nominating Procedures
      The Board does not have a formal nominating committee. QAD is a “Controlled Company” as such term is used in the NASDAQ Rules, and accordingly, is exempted from certain regulations pertaining to the director nomination process. Please see “Exemptions for a Controlled Company Election” on page 4 of this proxy statement. The Board has determined that director nominees be recommended for the Board’s selection by a designated committee of one or more directors. These directors do not operate under a charter, but meet as appropriate to recommend nominees to the Board for service on the Company’s Board of Directors and to recommend to the Board such persons to fill any vacancy which may arise between Annual Meetings of the Stockholders. The nominations of the directors for this proxy statement were nominated unanimously by the full Board.
      When evaluating potential director nominees, the committee designated by the Board considers the listing requirements of NASDAQ. Other important factors the committee considers are a potential nominee’s personal and professional integrity, experience in corporate management, time available for service, experience in the Company’s industry, global business and social perspective, experience as a board member of another publicly held company, ability to make independent analytical inquiries and practical business judgment. After the potential nominees are evaluated, the committee nominating directors makes recommendations regarding nominations to the Board.
      The committee may retain, at Company expense, any independent search firm, experts or advisors that it believes are appropriate in connection with the nomination process.
      The policy of the Board is to have the nominating committee consider properly submitted stockholder recommendations for candidates for membership to the Board. In evaluating nominees recommended by stockholders, the committee will utilize the same criteria for nominees initially proposed by the Board members. To recommend directors for election to the Board, recommendations must be submitted in writing to the address set forth below. In addition, to nominate directors for election to the Board at next year’s Annual Meeting, nominations must comply with Section 2.7 of our bylaws and must also be submitted in writing to the following address:

QAD Inc.
6450 Via Real
Carpinteria, CA 93013
Attention: Secretary of the Board
DIRECTOR COMPENSATION
Director Compensation Overview
      Our directors take a critical role in guiding QAD’s strategic direction and oversee the management of the Company. We seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.
      The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload and opportunity costs. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on board committees. Annual cash retainers and stock option grants to the non-employee directors are intended to correlate with the responsibilities of each such director.

Cash Retainer and Meeting Fees for Non-Employee Directors
      For fiscal year 2006, each of our non-employee directors received the applicable retainers and fees set forth below for serving as a chair or a member of one or more of the committees of the Board.

Annual Board Retainer	$40,000
Annual Stock Option Grant*	15,000 options
Annual Committee Member Retainer:
Audit Committee	$10,000
Compensation Committee	$5,000
Strategy Committee	$10,000
Annual Committee Chair Retainer:
Audit Committee	$15,000
Compensation Committee	$10,000
Strategy Committee	$15,000
Fee per Board Meeting (in excess of 8 per fiscal year)	$1,500
Fee per Committee Meeting:
Audit Committee (in excess of 8 per fiscal year)	$1,500
Compensation Committee (in excess of 8 per fiscal year)	$1,500
Strategy Committee	—

*	See “Directors’ Equity Compensation” section below.
      All annual retainers are paid in equal quarterly installments at the beginning of each fiscal quarter. Directors are also reimbursed for direct expenses relating to their activities as members of the Board of Directors.
Directors’ Equity Compensation
      The Board of Directors has approved a compensation plan for the non-employee Board members that provides for the following equity compensation:

a) For each existing Board member, an annual grant of stock options for 15,000 shares subject to annual vesting in equal amounts over a period of three years with a grant date of the date of the annual stockholder meeting;

b) For each new Board member, a grant of stock options for 30,000 shares subject to annual vesting in equal amounts over a period of three years with a vesting date of the date of the option grant or as otherwise determined by the Board at the time the new Board member is appointed.
      QAD’s 1997 Stock Incentive Program, as Amended (the “1997 Program”), is composed currently of several parts and the program administrators may make certain types of awards under the 1997 Program. Pursuant to the 1997 Program, directors are eligible to receive nonqualified stock options under the Nonqualified Stock Option Plan, restricted shares under the Restricted Share Plan and directors who are not employees may receive grants of options under the Non-Employee Director Stock Option Plan.
Code of Ethics
      The Board has approved and the Company has adopted the “Code of Ethics for the Chief Executive Officer and Senior Financial Officers of QAD Inc.” (see Exhibit B). Copies of the Code of Ethics may be obtained from our Investor Relations department without charge. Please call 805-566-5139 or write to QAD Inc., Investor Relations at the address printed on the cover to this proxy statement or via the Investor Relations section on the QAD web site at www.qad.com.

Executive Sessions
      Under the NASDAQ rules, a listed company is required to hold executive sessions of independent directors from time to time. The Board contemplates that executive sessions will occur at least twice a year in conjunction with regularly scheduled Board meetings or in conjunction with Strategy / Executive Session Committee meetings. In fiscal year 2006, the independent Board members met in Executive Session 14 times. The Board has created and implemented the role of lead independent director who is responsible for coordinating the activities of the non-management directors, coordinating with the Chairman to set the agenda for Board meetings and chairing meetings of the non-management directors. Currently, Mr. Wolfe is the lead director.
Attendance at Annual Meetings
      We do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting. All of our directors attended the 2005 Annual Meeting of Stockholders.
Communications with the Board
      Individuals may communicate with the Board of Directors by writing to the Secretary of the Board at the following address:

QAD Inc.
6450 Via Real
Carpinteria, CA 93013
Attn: Secretary of the Board
      The communication may be mailed, delivered by personal delivery, messenger, courier, or regular, certified or registered mail.

Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners
      The following tables show the number of shares of QAD common stock beneficially owned on April 17, 2006 by each executive named in the Summary Compensation Table on page 13, each non-employee director and any person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants and other rights held by that person that are currently exercisable or become exercisable within 60 days following April 17, 2006, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.
      Pamela M. Lopker and Karl F. Lopker hold the following: 17,317,107 shares held jointly in the Lopker Living Trust, 590,855 shares held in trust for their children, 12,000 shares held in the Lopker Family 1997 Charitable Remainder Trust of which Pamela M. Lopker and Karl F. Lopker act as joint trustees, and 94,500 shares (to which Pamela M. Lopker and Karl F. Lopker disclaim beneficial ownership) held by the Lopker Family Foundation. Pamela M. Lopker and Karl F. Lopker are members of the Board of Directors of the Foundation and officers of the aforementioned Charitable Trust. Ms. Lopker holds 10,000 shares in an IRA account. Mr. Lopker is the designated beneficiary of 10,153 shares from the estate of Julia Lopker and has voting and dispositive powers over such shares.

		Shares Covered by
		Exercisable
		Options,
		Warrants and
Beneficial Owner	Shares Owned	Other Rights	Percent of Class

Directors and Executive Officers
Pamela M. and Karl F. Lopker	18,034,615	150,000	55.31%
Peter R. van Cuylenburg	22,500	40,000	0.19%
Larry J. Wolfe	5,000	55,000	0.18%
A. Barry Patmore	—	55,000	0.17%
Scott J. Adelson	500	—	0.00%
Daniel Lender	—	97,875	0.30%
Vincent P. Niedzielski	—	101,250	0.31%
Michael W. Lodato	5,708	25,000	0.09%
All Directors and Executive Officers as a group (12 persons)	18,093,953	622,688	56.12%
Equity Compensation Plan Information
      Information as of January 31, 2006 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

	Number of Securities		Number of Securities
	to be Issued	Weighted-Average	Remaining Available
	Upon Exercise of	Exercise Price of	for Future Issuance
	Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans

Equity compensation plans approved by stockholders	5,140,734	$7.17	4,817,358
Equity compensation plans not approved by stockholders	—	—	—
Total	5,140,734	$7.17	4,817,358

EXECUTIVE COMPENSATION
Summary of Cash and Certain Other Compensation
      The following table and discussion summarizes the compensation of the Chief Executive Officer and each of the four other most highly compensated executive officers (the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE

						Long-Term
		Annual Compensation				Compensation Awards

							Securities
					Other Annual	Restricted	Underlying	All Other
	Fiscal	Salary	Bonus		Compensation	Stock Awards	Options/SARs	Compensation
Name and Principal Position	Year	($)	($)(A)		($)(B)	($)	(#)(C)(D)	($)(E)

Karl F. Lopker	2006	300,000	47,500		—	—	150,000	5,813
Chief Executive Officer	2005	300,000	137,659		—	—	150,000	6,188
	2004	212,500	277,761	(1)	—	—	—	6,250
Pamela M. Lopker	2006	300,000	47,500		—	—	150,000	5,813
Chairman of the Board and	2005	300,000	137,659		—	—	150,000	6,188
President	2004	212,500	277,761	(2)	—	—	—	6,250
Daniel Lender	2006	270,833	80,602		—	—	40,000	6,063
Executive Vice President and	2005	250,000	59,680		—	—	—	5,002
Chief Financial Officer	2004	214,583	57,874		—	—	150,000	2,195
Vincent P. Niedzielski	2006	300,000	56,844		—	—	25,000	6,000
Executive Vice President,	2005	300,000	176,260		—	—	20,000	6,000
Research & Development	2004	300,000	49,260	(3)	—	—	15,000	6,000
Michael W. Lodato	2006	250,000	62,025		—	—	25,000	6,000
Executive Vice President and	2005	250,000	60,688		—	—	—	6,000
Chief Marketing Officer	2004	250,000	71,357		—	—	50,000	625

(A1)	Includes bonus of $142,209 and a special bonus of $100,000. Also included is a bonus of $35,552 related to fiscal year 2004 which was paid in January 2005.

(A2)	Includes bonus of $142,209 and a special bonus of $100,000. Also included is a bonus of $35,552 related to fiscal year 2004 which was paid in January 2005.

(A3)	Includes bonus of $76,260 and special bonus of $100,000.

(B)	Does not include the value of perquisites and other personal benefits, securities or property, not greater than $50,000 or 10% of the total annual salary and bonus reported for the officer.

(C)	All options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant.

(D)	The Company has not awarded any stock appreciation rights.

(E)	“All Other Compensation” includes only employer matching 401(k) contributions.

OPTION GRANTS IN FISCAL YEAR 2006
      The following table sets forth the option grants to the Named Executive Officers during fiscal year 2006. QAD did not grant any other forms of equity-based incentives during fiscal year 2006.

	Number of	Percent of Total
	Securities	Options Granted to	Exercise
	Underlying Options	Employees In FY	Price	Expiration	Grant Date Fair
Name	Granted(1)	2006(2)	($/Share)	Date	Value($)(3)

Karl F. Lopker	150,000	9.03%	$7.69	6/21/2013	$721,890
Pamela M. Lopker	150,000	9.03%	$7.69	6/21/2013	$721,890
Daniel Lender	40,000	2.41%	$7.82	7/19/2013	$195,760
Vincent P. Niedzielski	25,000	1.51%	$7.82	7/19/2013	$122,350
Michael W. Lodato	25,000	1.51%	$7.82	7/19/2013	$122,350

(1)	All granted options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant, and expire in eight years.

(2)	Represents the combined percentage for all grants.

(3)	The fair value of each option grant is estimated using the Black-Scholes pricing model of option valuation to determine grant date fair value, as prescribed under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS 123), with the following assumptions:

Expected stock price volatility	0.81
Risk-free interest rate	4.24%
Expected life of options	5.0 years
Expected dividend yield	1.28%
      QAD’s stock options currently are not transferable, and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes pricing model. The assumption for stock price volatility is based on the variance of daily closing prices of QAD common stock. The risk-free rate of return used equals the yield to maturity on a 5-year zero coupon U.S. Treasury bond. No discount was applied to the value of the grants for non-transferability, and risk of forfeiture was accounted for in the expected life of the options.
Option Exercises in Fiscal Year 2006 and Fiscal Year-End Option Values
      The following table provides summary information regarding the option exercises in fiscal year 2006 by the Named Executive Officers, the number of options outstanding and the value of such officers’ in-the-money unexercised options at the end of fiscal year 2006.

					Value of Unexercised
			Number of		In-The-Money
	Shares		Options Outstanding		Options At Fiscal Year-End
	Acquired	Value	At Fiscal Year-End(#)		($)(2)
	on Exercise	Realized
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Lopker, Karl F.	—	—	37,500	262,500	—	$52,500
Lopker, Pamela M.	—	—	37,500	262,500	—	$52,500
Lender, Daniel	—	—	110,375	127,000	$176,912	$67,630
Niedzielski, Vincent P.	73,525	$336,670	85,000	55,000	—	$81,475
Lodato, Michael W.	9,000	$46,571	64,900	87,500	$206,283	$199,375

(1)	Represents the difference between the option exercise price and the market price of QAD common stock at the date of exercise. Excludes commission, if any.

(2)	Represents the difference between the option exercise price and the market price of QAD common stock at the fiscal year-end. The actual gain, if any, an executive realizes will depend on the market price of QAD common stock at the time of exercise. “In-the-money” means the market price of the stock is greater than the exercise price of the option on the date specified.
      The information set forth below shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.
REPORT OF THE COMPENSATION COMMITTEE
Attendance
      The Compensation Committee is comprised of four Directors appointed by the Board. Three of the four members of the Compensation Committee, Dr. van Cuylenburg, Mr. Patmore and Mr. Wolfe, were each deemed by the Board to be an “independent director” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Mr. Lopker is also a member of the Compensation Committee. The Compensation Committee met on six occasions during fiscal year 2006. All members of the Compensation Committee attended all meetings except for one absence by Mr. Lopker.
Role of the Compensation Committee
      The Compensation Committee discharges the Board’s responsibilities relating to compensation of the Company’s executive officers including reviewing the competitiveness of executive compensation programs, evaluating the performance of the Company’s executive officers and approving their annual compensation. The Committee also reviews and approves President and Chief Executive Officer goals, evaluates President and Chief Executive Officer performance, and sets President and Chief Executive Officer compensation. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter.
Executive Compensation
      The objectives of our executive compensation program are to:

•	Attract and retain highly talented and productive executives;

•	Provide incentives for superior performance by paying commensurate compensation closely linked to performance objectives; and

•	Align the interests of executive officers with the interests of our stockholders by basing a significant portion of compensation upon our revenues, contribution margin, accounts receivable days’ sales outstanding and other measures of performance.
      The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (i) QAD’s performance measured by attainment of specific strategic objectives and operating results, (ii) the individual performance of each executive officer, including the achievement by the executive (or the executive’s functional group) of identified goals, and (iii) historical cash and equity compensation levels at comparable companies and at QAD.
      Our executive compensation program generally combines cash incentives (base salary and annual bonus) and equity-based incentives, which historically have consisted of stock option grants. This program may change in light of recent accounting changes that require U.S. public companies to treat option grants as an expense.

Components of Executive Compensation
      Cash. This element includes base salary and any bonus award earned for the fiscal year’s performance. The Company’s cash compensation policies provide a base salary that is consistent with industry pay levels and offer bonuses that reward superior performance. Bonuses are determined based on a combination of qualitative and quantitative measures, the details of which are established annually for each executive.
      Equity-based Incentives. We believe that equity compensation, such as the stock option grants we have used to date, (a) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (b) give executives a significant long-term interest in our success, and (c) help retain key executives in a competitive market for executive talent. We monitor general corporate and industry trends and practices and may, in the future, for competitive or other reasons, use other equity incentives in place of, or in combination with, stock options, such as stock settled stock appreciation rights (SARs).
      The focus of our executive compensation program with regard to the granting of equity compensation is to look at such things as the number of shares underlying the equity compensation being granted and the spread of the grant of equity compensation among a large number of employees. We also prefer to weight distribution toward top performers and individuals with the greatest responsibilities.
Tax Deductibility under Section 162(m)
      Under Section 162(m) of the Internal Revenue Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to any of the Named Executive Officers that are employed by the Company at year-end. The Committee believes that it is generally in the Company’s best interests to satisfy the requirements for deductibility under Section 162(m). Accordingly, the Committee has taken appropriate actions, to the extent it believes feasible, to preserve the deductibility of annual incentive and long-term performance awards. However, notwithstanding this general policy, the Committee also believes that there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).
Cash Compensation
      The cash compensation of executive officers is based primarily upon corporate performance, individual performance and comparative industry compensation levels. Each year, management establishes a performance plan with the Compensation Committee for employees, including the executive officers.
      The base salaries of the executive officers are generally set at the time of their initial hiring, subject to possible changes in future periods at the discretion of the Company.
      The performance-based commitments used to determine compensation will vary for each executive based on his or her responsibilities and may include financial or strategic measures, including, but not limited to: revenue, contribution margin, innovation, product development and implementation, quality, customer satisfaction, and developer community satisfaction. Individual bonus awards reflect corporate performance and reflect the employee’s performance according to the employee’s duties and responsibilities compared to his or her performance-based goals for the year and relative to performance of peers at the Company.
      For fiscal year 2006, the Compensation Committee set the overall corporate goals for the corporate portion of the bonus plan to focus on QAD’s financial performance. The financial performance criteria for this portion of the bonus plan and the proportional weighting associated with each of the criteria are set forth below. The bonus is paid on a sliding scale with minimum and maximum calculation targets. The Board established goals associated with each of the criteria. The criteria and associated weighting were:

•	Revenue — 40%;

•	Contribution Margin — 40%; and

•	Accounts Receivable Days’ Sales Outstanding — 20%.

Employment Agreements, Management Contracts and Change of Control Arrangements
      Each of Daniel Lender, Vincent P. Niedzielski and Michael W. Lodato has an employee retention agreement that provides for acceleration of vesting of his options and the payment to him of an amount of up to 24 months compensation in the event of a termination of his employment with us following a change of control. In addition, certain executive officers have similar severance arrangements that provide payments to them of an amount equal to six to 24 months compensation and acceleration of vesting in their options in the event of an involuntary termination of his or her employment with us in the event of a change in control.
Compensation for the President and Chief Executive Officer
      The Compensation Committee annually approves the compensation of Ms. Pamela Lopker, President and Chairman, and Mr. Karl Lopker, Chief Executive Officer and Director. Ms. and Mr. Lopker are each eligible for an annual bonus of up to 100% of their respective salaries based on a review of the achievement of certain objectives set for them by the Committee for the fiscal year. As the leaders of the Company, Ms. and Mr. Lopker are focused on building long-term success for the Company. As majority stockholders of the Company, their personal wealth is tied directly to sustained increases in the Company’s value.
      The bonuses for Ms. Lopker and Mr. Lopker were determined based partly on Company performance and partly on the accomplishment of their respective individual strategic goals. The Company performance component of their respective bonus plans included the achievement of revenue, net income and return on assets targets by the Company for the fiscal year. The individual strategic goals component primarily included objectives related to product development, regional performance and development of senior leadership by each of them respectively.
      For fiscal year 2006, Ms. Lopker and Mr. Lopker each received a bonus of $47,500 for the individual strategic goals component of their respective bonus plans. No bonus was earned by either of them for the Company performance component of their respective bonus plans.
      After many years of not providing equity compensation to the President and the Chief Executive Officer, in accordance with best practices for executive compensation, the Board approved equity compensation for Ms. Lopker and Mr. Lopker beginning in fiscal year 2005. During fiscal year 2006, the President and the Chief Executive Officer each received an option to purchase 150,000 shares of common stock at $7.69 per share, the fair market value of the common stock on the date of the grant. The options vest in equal annual installments over a period of four years and expire eight years from the date of the grant.
      The Summary Compensation Table sets forth all compensation received by each of Mr. and Ms. Lopker during fiscal years 2004, 2005 and 2006. There is no Company-sponsored retirement program for Mr. and Ms. Lopker other than the Company’s 401(k) program, and they receive no benefits or perquisites from the Company other than the general Company benefits.
Discretion on Bonuses
      The Compensation Committee has discretion as to whether annual bonuses for the Company’s most senior corporate executive officers will be paid in cash, restricted stock, restricted stock units, SARs or a combination thereof. Any restricted stock or restricted stock units that are awarded will be granted under a long-term incentive plan (the “Plan”) approved by the stockholders of the Company (currently the QAD Inc. 1997 Stock Incentive Program, as Amended). The Committee also retains discretion, in appropriate circumstances, to grant a lower bonus or no bonus at all.
Equity Compensation
      The Compensation Committee, or a subcommittee consisting of the non-employee members of the Compensation Committee, administers and authorizes all equity-based grants and awards made under the Plan (currently the 1997 Stock Incentive Program, as Amended) to persons who are subject to Section 16 of the Exchange Act. The Compensation Committee, or a subcommittee consisting solely of the Chief Executive Officer, administers and authorizes all equity-based grants and awards made under the Plan to persons who are not subject to Section 16 of the Exchange Act. In the cases where the subcommittee is comprised solely of the Chief Executive Officer, such grants and awards must be within the guidelines previously approved by the Compensation Committee.
      Equity compensation is not necessarily granted to each executive during each year. Generally, equity compensation granted to executives and other employees vests in equal annual installments over a period of four years and expire eight years from the date of grant. In some instances, awards are authorized for new employees as incentives to join QAD.
      In determining whether and in what amount to grant equity compensation to executive officers in fiscal year 2006, the program administrators considered the compensation factors mentioned in the Executive Compensation section above, as well as the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the executive officers and previous grants and other compensation. The Compensation Committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally talented executives who are necessary to achieve our long-term goals, especially at a time of significant competition and other challenges in our industry.
      During fiscal year 2006, the non-employee members of the Compensation Committee approved grants of equity compensation to the executive officers named in the Summary Compensation Table who received grants and the committee also approved grants of equity compensation to other executive officers, consistent with the Board of Directors’ and the Compensation Committee’s overarching policy of granting equity compensation to key executives and to employees in general.

Submitted by:	A. Barry Patmore, Chairman
Peter R. van Cuylenburg
Larry J. Wolfe
Karl F. Lopker
      The information set forth below shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.
REPORT OF AUDIT COMMITTEE
Attendance
      Each of the directors on the Audit Committee is “independent” as that term is defined in Rule 4200 of the National Association of Securities Dealers’ listing standards. The Audit Committee met on five occasions during fiscal year 2006. All members of the Audit Committee attended all meetings. As previously discussed, Mr. Wolfe has announced that he will not stand for reelection at the Annual Meeting.
Charter
      The Audit Committee’s specific responsibilities are delineated in the Audit Committee Charter, attached hereto as Exhibit A.
Meetings
      During fiscal year 2006, at each of its regularly scheduled meetings, the Audit Committee met with the senior members of the Company’s financial management team, the partner of our audit firm that serves as our outsourced internal audit department and the Company’s Registered Independent Public Accounting Firm (independent auditor). The Audit Committee’s agenda is established by the Chairman of the Audit Committee. At each of its regularly scheduled meetings, the Audit Committee had separate private sessions with the Company’s independent auditors and our outsourced internal audit department, at which candid discussions regarding financial management, legal, accounting, auditing, and internal control issues took place.
Audit Committee Report
      The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. In addition, the Board has determined that each of Mr. Wolfe and Dr. van Cuylenburg is an “audit committee financial expert” as defined by the SEC and the National Association of Securities Dealers rules.
      The Board of Directors has the ultimate authority for effective corporate governance, including the role of oversight of the management of the Company. The Audit Committee’s purpose is to assist the Board of Directors in fulfilling its responsibilities by overseeing the Company’s accounting and financial reporting processes, the audits of the Company’s consolidated financial statements, the qualifications of the independent registered public accounting firm engaged as the Company’s independent auditor, and the performance of the Company’s internal auditors and independent auditors.
      The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal control.
      The Company’s independent auditor, KPMG LLP (“KPMG”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The independent auditor is also responsible for expressing opinions on management’s assessment of the effectiveness of the Company’s internal control over financial reporting and on the effectiveness of the Company’s internal control over financial reporting.
      During the fiscal year ended January 31, 2006, the Audit Committee fulfilled its duties and responsibilities generally as outlined in the charter. Specifically, the Audit Committee, among other actions:

•	Reviewed and discussed with management and the independent auditor the Company’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the SEC;

•	Reviewed and discussed with management, the independent auditor, and the internal auditor management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s opinion about management’s assessment and the effectiveness of the Company’s internal control over financial reporting;

•	Reviewed and discussed with the independent auditor, management, and the internal auditor the audit scope and plan; and

•	Met in periodic executive sessions with each of the independent auditor, management, and the internal auditor.
Audit Committee Review of Fiscal 2006
      The Audit Committee reviewed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended January 31, 2006, and the independent auditor’s report on those financial statements. The Audit Committee discussed such information with the Company’s management and with the independent auditor. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles and KPMG represented that its presentations included the matters required to be discussed with the Audit Committee by

Statement on Auditing Standards No. 61 as amended, “Communication with Audit Committees” and SEC Regulation S-X, Rule 2-07. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.
Auditor Independence
      The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Consistent with its charter, the Audit Committee has evaluated the independent auditor’s qualifications, performance, and independence, including that of the lead audit partner. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Audit Committee has concluded that provision of the non-audit services described below under “Principle Accounting Fees and Services” is compatible with maintaining the independence of the independent auditor. In addition, the independent auditor has provided the Audit Committee with the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has engaged in dialogue with the independent auditor regarding its independence.
Audit Committee Recommendation
      Based on the reviews, discussions and evaluations described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended January 31, 2006 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2006 for filing with the SEC.
Management’s Compliance Committee
      Management has a Compliance Committee of certain executive and non-executive officers to oversee the Company’s compliance with its obligations related to certification of appropriate disclosure controls and internal controls over financial reporting. The Compliance Committee administers a set of procedures to oversee such compliance, including a requirement that certain members of management sign certifications each fiscal quarter that, to their knowledge, the operations within their span of control are fairly presented and appropriate internal controls are in place to ensure the accuracy of such results. The Compliance Committee typically meets at least twice quarterly, or more often if needed, and has reported its findings to the Audit Committee in each quarter of fiscal year 2006. In fiscal year 2006, the Compliance Committee met 13 times.
Employee Complaint Procedure and Code of Ethics
      With oversight from the Audit Committee, the Company has established procedures to receive, retain and address employee complaints received by QAD. These procedures include a confidential hotline to answer employees’ ethics questions and to report employees’ ethical concerns and incidents including, without limitation, concerns about accounting, internal controls or auditing matters. This hotline is available 24 hours a day, seven days a week, and callers may choose to remain anonymous.
      The Board has also approved, and the Company has adopted, the “Code of Ethics for the Chief Executive Officer and Senior Financial Officers of QAD Inc.” (see Exhibit B).

Principal Accounting Fees and Services
      The following table presents fees for professional audit services rendered by KPMG for the integrated audit of the Company’s annual financial statements for the years ended January 31, 2006 and 2005, and fees billed for other services rendered by KMPG during those periods.

	Fiscal Year	Fiscal Year
	2006	2005

	(In thousands)
Audit fees	$1,324	$1,350
Audit related fees	7	—
Tax fees	54	19
All other fees	—	—

Total fees	$1,385	$1,369

      Audit Fees. These amounts represent fees of KPMG for the audit of the Company’s annual consolidated financial statements, the review of financial statements included in the Company’s quarterly Form 10-Q reports, the Sarbanes-Oxley Act required audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the KPMG independent audit of internal controls over financial reports, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year. “Audit Fees” also include advice on accounting matters that arose in connection with, or as a result of, the audit or review of periodic consolidated financial statements and statutory audits required by non-U.S. jurisdictions. The fiscal year 2006 and 2005 fees included approximately $0.5 million and $0.6 million respectively, related to services provided in connection with compliance with the Sarbanes-Oxley Act of 2002.
      Audit-Related Fees. Audit-Related Fees consist of assurance and related services that are reasonably related to the performance of the audit review of the Company’s consolidated financial statements. This category includes fees related to the appropriateness of retained earnings in one of our foreign jurisdictions and a benefit plan audit in one of our foreign jurisdictions.
      Tax Fees. These fees consist generally of the two categories of tax compliance and return preparation, and of tax planning and advice. For fiscal 2006, fees for tax compliance and return preparation were $17,000 and fees for tax planning and advice were $37,000. For fiscal year 2005, fees incurred for tax compliance and return preparation were $19,000 and there were no fees for tax planning and advice. The compliance and return preparation services consisted of the preparation of original and amended tax returns, claims for refunds, and support during income tax audit or inquiries.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
      All audit and non-audit services to be performed by the independent auditor require pre-approval by the Audit Committee or its Chairman provided that the Chairman reports any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. Each year, the Audit Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. The Audit Committee has selected KPMG to serve as its independent auditor for the fiscal year ending January 31, 2007. A representative of KPMG is expected to be present at the Annual Meeting and is expected to be available to respond to appropriate questions from stockholders.

Submitted by:	Larry J. Wolfe, Chairman
A. Barry Patmore
Peter R. van Cuylenburg
      The information set forth below shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.

STOCKHOLDER RETURN PERFORMANCE GRAPH
      The line graph below compares the yearly percentage change in the cumulative total stockholder return on QAD’s common stock with the cumulative total return of the NASDAQ Composite Total Return Index and the NASDAQ Computer Index, on a quarterly basis, for the period beginning February 1, 2001 and ending January 31, 2006.
      The graph assumes that $100 was invested in QAD common stock on February 1, 2001 and that all dividends were reinvested. Historic stock price performance should not be considered indicative of future stock price performance.
COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG QAD INC., THE NASDAQ COMPOSITE TOTAL RETURN INDEX,
AND THE NASDAQ COMPUTER INDEX

Measurement Periods
(Quarterly from
Fiscal Year 2002 through		NASDAQ Composite	NASDAQ
Fiscal Year 2006)	QAD Inc.	Total Return Index	Computer Index

02/01/01	100.00	100.00	100.00
04/30/01	105.63	76.05	71.07
07/31/01	117.61	72.85	67.56
10/31/01	84.15	60.74	55.03
01/31/02	112.68	69.50	67.26
04/30/02	145.77	60.67	53.20
07/31/02	75.70	47.73	41.60
10/31/02	66.55	47.78	41.66
01/31/03	122.54	47.47	40.84
04/30/03	178.87	52.62	45.30
07/31/03	300.70	62.35	53.62
10/31/03	411.62	69.43	60.59
01/31/04	544.01	74.25	63.91
04/30/04	387.68	69.00	56.85
07/31/04	358.45	67.82	56.83
10/31/04	272.68	70.97	58.84
01/31/05	295.64	74.11	61.98
04/30/05	294.03	69.05	57.85
07/31/05	280.24	78.51	64.66
10/31/05	286.85	76.19	63.68
01/31/06	291.40	82.86	69.06

ADDITIONAL INFORMATION
Certain Transactions
      Pursuant to a Stock Purchase Agreement dated as of December 23, 1999 (the “Stock Purchase Agreement”), by and among QAD Inc., Pamela M. Lopker, Karl F. Lopker, The Lopker Living Trust Dated March 23, 1993, (the “Lopker Trust”) and Recovery Equity Investors II, L.P., a Delaware limited partnership (“REI II”), REI II purchased from the Lopker Trust 444,445 shares and from QAD 2,333,333 shares of QAD common stock, respectively (collectively, the “REI II Shares”), and from QAD a warrant exercisable for an aggregate of 225,000 shares of QAD common stock at an exercise price of $7.50 per share (subject to adjustment as provided in the warrant). In December 2003, REI II exercised this warrant for 225,000 shares at an exercise price of $7.50, bringing the total number of shares beneficially held by REI II to 3,002,778.
      On May 17, 2005, QAD, REI II, Pamela Lopker, Karl Lopker and the Lopker Trust entered into an agreement (the “REI II Agreement”) providing that QAD would purchase from REI II 2,000,000 shares of QAD’s outstanding common stock held by REI II for an aggregate purchase price of $14,800,000. The transaction was consummated on May 24, 2005. Following this transaction, REI II’s ownership in QAD’s outstanding common stock declined to 1,002,778 shares or 3.14% of QAD’s outstanding common stock. As a result of the purchase of shares from REI II by QAD, the Lopker’s beneficial ownership in QAD’s common stock increased from 53.24% to 56.57% of QAD’s outstanding common stock at the time.
      As part of the REI II Agreement, REI II agreed to waive its right to request any demand registrations pursuant to the Registration Rights Agreement and the Stock Purchase Agreement was amended to extinguish the entitlement of REI II to designate one person for election to the Board of Directors of QAD.
Section 16 Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who own more than 10% of our common stock (collectively “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish QAD with copies of all Section 16(a) forms they file.
      Based solely on our review of the copies of any Section 16(a) forms received by us or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended January 31, 2006, all Reporting Persons complied with all applicable filing requirements.
Delivery of Documents to Stockholders Sharing an Address
      The SEC has approved a rule concerning the delivery of annual reports and proxy statements. It allows us, with your permission, to send a single set of these reports to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive and our expenses.
      A number of brokerage firms have instituted householding. If your family has multiple QAD accounts, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household. These options are available to you at any time. To request additional copies of the proxy statement or annual report, please contact QAD as described above under “Annual Report.”

PROPOSAL NO. 1
ELECTION OF DIRECTORS
      At our Annual Meeting, stockholders will elect directors to hold office until our next Annual Meeting of stockholders. The directors shall serve until their successors have been duly elected and qualified or until any such director’s earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy, your shares will be voted for the election of the nominees recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote or as to vote for an alternate candidate(s). If the nominees for any reason are unable to serve or will not serve, the proxies may be voted for such substitute nominee(s) as the proxy holder may determine. We are not aware that any of the nominees will be unable to or will not serve as director.
Directors
      The following incumbent directors are being nominated for re-election to the Board: Karl F. Lopker, Pamela M. Lopker, Peter van Cuylenburg, A. Barry Patmore and Scott J. Adelson . Please see “Information Concerning the Nominees for Election” beginning on page 5 of this proxy statement for information concerning each of our incumbent directors standing for re-election.
Required Vote
      Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee’s total. If you do not vote for a particular nominee or you indicate “WITHHOLD AUTHORITY” to vote for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.
The Board of Directors recommends a vote
FOR the election of the nominated directors.
PROPOSAL NO. 2
APPROVAL OF QAD INC. 2006 STOCK INCENTIVE PROGRAM
Summary of the QAD Inc. 2006 Stock Incentive Program
      The following is a summary of the principle features of the QAD 2006 Stock Incentive Program (the “2006 Program”). The complete text of the 2006 Program is filed as Exhibit C to this proxy statement. In May 2006, the Board of Directors adopted the 2006 Program. However, no awards may be issued under the 2006 Program unless approved by a majority of the stockholders that are eligible to vote. Under the 2006 Program, the Board of Directors, or its designated administrators, have the flexibility to determine the type and amount of awards to be granted to eligible participants.
      Purpose, structure, awards and eligibility. The 2006 Program is intended to secure for QAD and its stockholders the benefits arising from ownership of common stock by individuals employed or retained by QAD who will be responsible for the future growth of the enterprise. The 2006 Program is designed to help attract and retain superior personnel for positions of substantial responsibility, and to provide individuals with an additional incentive to contribute to the Company’s success. The 2006 Program will replace the expiring

QAD 1997 Stock Incentive Program (the “1997 Program”) and enable QAD to continue to offer competitive equity-based compensation in accordance with its compensation philosophy.
      The 2006 Program is composed of six parts and the program administrators may make the following types of awards under the 2006 Program:

(1) incentive stock options under the Incentive Stock Option Plan;

(2) nonqualified stock options under the Nonqualified Stock Option Plan;

(3) restricted shares under the Restricted Shares Plan;

(4) rights to purchase stock under the Employee Stock Purchase Plan;

(5) stock appreciation rights under the Stock Appreciation Rights Plan; and

(6) specified other stock rights under the Other Stock Rights Plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.
      Officers, directors, employees, consultants and other independent contractors or agents of QAD or our subsidiaries who are responsible for or contribute to the management, growth or profitability of our business are eligible for selection by the program administrators to participate in the 2006 Program, provided, however, that incentive stock options granted under the Incentive Stock Option Plan and stock purchase rights granted under the Employee Stock Purchase Plan may only be granted to a person who is an employee of QAD or its subsidiaries.
      Shares subject to the 2006 Program. The maximum aggregate number of shares of Common Stock subject to the 2006 Program is 4,000,000 shares, plus the 1,300,000 shares available for grant under the 1997 Program as of the 2006 Program effective date, for an aggregate of 5,300,000 shares. Upon stockholder approval of the 2006 Program, no further shares will be issued under the 1997 Program. The shares of common stock issuable under the 2006 Program may be authorized but unissued shares, shares issued and reacquired, or shares purchased by the Company on the open market. If any of the awards granted under the 2006 Program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the 2006 Program.
      Effective date and duration. All of the plans under the 2006 Program become effective upon the approval of the 2006 Program by a majority of the Company’s stockholders. The 2006 Program will continue in effect until July 1, 2016 unless sooner terminated under the general provisions of the 2006 Program.
      Administration. The 2006 Program is administered by the Board of Directors or by a committee appointed by the Board. That committee must consist of not less than two directors who are:

•	non-employee directors within the meaning of SEC Rule 16b-3 under the Securities Exchange Act of 1934, so long as non-employee director administration is required under Rule 16b-3; and

•	outside directors as defined in Section 162(m) of the Internal Revenue Code of 1986 as amended (the “Code”), so long as the Company chooses to qualify executive remuneration as “performance-based compensation” under Section 162(m) of the Code.
      Subject to these limitations, the Board of Directors may from time to time remove members from the committee, fill all vacancies on the committee and select one of the committee members as its chair. The program administrators may hold meetings when and where they determine, will keep minutes of their meetings, and may adopt, amend and revoke rules and procedures in accordance with the terms of the 2006

Program. The 2006 Program is presently administered by the directors who serve on the Compensation Committee of the Board.
U.S. Federal Income Tax Consequences

Option Grants
      Options granted under the 2006 Program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet those requirements. The federal income tax treatment for nonqualified stock options and incentive stock options are as follows:

•	Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. QAD and the optionee are required to satisfy the tax withholding requirements applicable to that income. QAD will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised nonqualified stock options. QAD will generally receive the tax deduction in the taxable year that the ordinary income is recognized by the optionee.

•	Incentive Stock Options. No taxable income is recognized by an optionee upon the grant of an incentive stock option. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then this is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. QAD will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then QAD will not be entitled to a tax deduction.

Restricted Shares Plan

•	The tax principles applicable to the issuance of restricted shares under the 2006 Program will be substantially the same as those summarized above for the exercise of non-statutory option grants in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the difference between the fair market value of the shares on the vesting date and any amount paid for the shares. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the granted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the grantee will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. QAD will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

Employee Stock Purchase Plan Issuances

•	The Employee Stock Purchase Plan is intended to satisfy the requirements of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to QAD, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized by the participant until there is a sale or other disposition of the shares acquired under the plan.

•	If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, or within one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the balance of any gain or loss from disposition as short-term or long-term capital gain or loss. QAD will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the ordinary income recognized by the participant.

•	If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (2) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. QAD will not be entitled to any income tax deduction with respect to that sale or disposition.

Stock Appreciation Rights

•	A 2006 Program participant who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. QAD will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year that the ordinary income is recognized by the participant.

Other Stock Rights

•	Generally, a 2006 Program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right, if a present transfer of stock or value is made to the participant, or in the year of payment if no present transfer occurs, such as in the case of performance shares, restricted stock units or dividend equivalent rights. That income will generally be equal to the fair market value of the granted right or payment. QAD will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of executive compensation
      We anticipate that any compensation deemed paid by QAD in connection with the exercise of both Incentive Stock Options and nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of QAD. Accordingly, we believe all compensation deemed paid under the 2006 Program with respect to those dispositions or exercises will remain deductible by QAD without limitation under Code Section 162(m).
      The stockholders are also being asked to approve reserving 4,000,000 shares of common stock, plus 1,300,000 shares still remaining available for grant under the 1997 Program, to be made available for issuance under the QAD Inc. 2006 Stock Incentive Program. The 5,300,000 shares were approved by the Board of Directors in May 2006, subject to stockholder approval at the Annual Meeting. The Board believes it is in QAD’s best interest to establish an initial share reserve of 4,000,000 shares, plus 1,300,000 shares available for grant under the 1997 Program for an aggregate of 5,300,000 shares, so that QAD can continue to attract and retain the services of those persons essential to the Company’s growth and financial success.

Stockholder Approval
      QAD is seeking stockholder approval of the 2006 Program, including the shares reserved under the 2006 Program. The Board believes that it is in the best interest of QAD to have a comprehensive equity incentive program for QAD which will provide a meaningful opportunity for officers, directors, employees, consultants and other independent contractors or agents of QAD or our subsidiaries to acquire a substantial proprietary interest in QAD, thereby encouraging those individuals to remain in QAD’s service and more closely align their interests with those of the stockholders, and at the same time provide the Company with the flexibility to manage the impact the 2006 Program has on stockholder dilution.
      A copy of the 2006 Program is attached hereto as Exhibit C.
Required Vote
      QAD must receive the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting to approve this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting on this proposal, it has the same effect as if you voted “AGAINST” the proposal. In addition, if you do not instruct your broker on how to vote on this proposal, your broker will not be able to vote your shares on this proposal and it will have the same effect as a vote “AGAINST” this proposal.
The Board of Directors recommends a vote
FOR the approval of the 2006 Program.
STOCKHOLDER PROPOSALS
      Requirements for Stockholder Proposals to be Considered for Inclusion in QAD’s Proxy Materials. If you wish to submit a proposal to be included in our 2007 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before January 15, 2007. Please address your proposals to: QAD Inc., 6450 Via Real, Carpinteria, California 93013, Attention: Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
      Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. In accordance with our Bylaws, for any other matter to be properly considered before our Annual Meeting, such matter must be submitted to us prior to March 9, 2007. In the event next year’s Annual Meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder notices must be delivered not earlier than the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by QAD. In addition, in the event a stockholder proposal is not submitted to us prior to March 9, 2007, the proxy to be solicited by the Board of Directors for the 2007 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to QAD Inc., 6450 Via Real, Carpinteria, California 93013, Attention: Corporate Secretary. QAD reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. On request, the Secretary will provide detailed instructions for submitting proposals.
Other Business
      The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may properly come before the meeting; however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Exhibit A
Charter of the Audit Committee
of the Board of Directors of QAD Inc.
Purpose
      The Audit Committee’s purpose is to oversee and monitor (i) the integrity of the Company’s financial statements and its systems of internal accounting and financial controls, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors.
Members
      The Audit Committee shall have a minimum of three members appointed by the Board, and every member of the Audit Committee shall meet the independence criteria of NASDAQ proposed Rule 4200 and Rule 10A(m)(3) of the Exchange Act. All audit committee members must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement at the time they join the committee, and at least one member of the Audit Committee shall be a financial expert as defined by the SEC.
Duties and Responsibilities
      The Audit Committee shall prepare the audit committee report that SEC rules require to be included in the Company’s annual proxy statement including the review of financial statements with management, review of SAS 61 with the independent auditors, and review of the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
      The Audit Committee shall have the sole authority to appoint or replace the independent auditor (including oversight of audit partner and auditor rotation), as well as any internal auditor. The Audit Committee shall be directly responsible for the compensation, and oversight of the work, of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.
      The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its then next scheduled meeting.
      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
      The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually, recommend any proposed changes to the Board for approval, and have the document published at least every three (3) years in accordance with Securities and Exchange Commission (“SEC”) regulations. The Audit Committee shall annually review the Audit Committee’s own performance.
      The Audit Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

      The Audit Committee, to the extent it deems necessary or appropriate, shall also:

Financial Statement Matters

1. Discuss the Company’s annual audited financial statements with management and the independent auditor, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the company’s Form 10-K.

2. Discuss the Company’s quarterly financial statements prior to the filing of its Form 10-Q, with management and the independent auditor, including the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss earnings press releases, as well as financial information and earnings guidance.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of any material control deficiencies.

5. Review and discuss quarterly reports from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Review any disclosures made to the Audit Committee by the company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

7. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Company’s financial statements.

8. Discuss with management policies with respect to risk assessment and risk management.

9. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly financial statement reviews.

10. Consider and review with management and the independent auditor:

(a) The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s report about the Company’s assessment.

(b) The adequacy of the Company’s internal controls including, but not limited to, computerized information system controls and security.

(c) Any related significant findings and recommendations of the independent auditor or the internal auditor.

Independent Auditors

1. At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

2. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

3. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

4. Set clear policies for the Company’s hiring of employees or former employees of the independent auditor.

5. Review with the independent auditor any audit problems or difficulties and management’s response.

6. Approve the fees and other significant compensation to be paid to the independent auditors.

Internal Audit Function.

1. Review the Company’s internal audit processes and policies.

2. Review and approve the appointment, performance and replacement of the senior internal audit executive.

3. Review significant reports to management prepared by the internal auditing department and management’s responses.

4. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance.

1. Establish procedures to anonymously and confidentially handle complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission to it by employees of the Company of concerns regarding questionable accounting or auditing matters.

2. As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

3. Review the CEO and CFO reports made in connection with their certification of the Company’s Reports on Form 10-K and 10-Q.

4. Review with the Company’s general counsel, and approve, the selection of outside counsel with respect to matters related to SEC and NASDAQ compliance.

5. Review with the Company’s general counsel legal matters that may have a material impact on the financial statements or the Company’s governance policies.

Meetings
      The Audit Committee shall meet at least quarterly and periodically shall meet separately with management, with the internal auditors and with the independent auditors in executive sessions.

Exhibit B
QAD INC.
Code of Ethics for the Chief Executive Officer
and Senior Financial Officers of QAD Inc.
      This Code of Ethics applies to the chief executive officer and the senior financial officers of QAD Inc. (each individually and collectively, the “Senior Officers”).
      The honesty, integrity and sound judgment of QAD’s Senior Officers is fundamental to the reputation and success of QAD as a leading provider of enterprise resource planning software applications to global manufacturing companies.
      Senior Officers shall:

(a) Engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(b) Seek to promote full, fair, accurate, timely and understandable disclosure in reports and documents that QAD files with, or submits to, the Securities and Exchange Commission, and in other public communications made by QAD;

(c) Strive to comply with laws, rules and regulations of federal, state and local governments and regulatory agencies applicable to QAD; and

(d) Promptly report any violation of this Code of Ethics to the Audit Committee.
Senior Officers are expected to adhere to this Code of Ethics. Failure to observe the terms of this Code of Ethics may result in disciplinary action up to and including termination of employment and prosecution under the law.

B-1

Exhibit C
QAD INC.
2006 STOCK INCENTIVE PROGRAM
INTRODUCTION
      The Company’s Board of Directors have adopted the QAD Inc. 2006 Stock Incentive Program effective as of June 7, 2006, subject to approval by the Company’s stockholders.
      1. Purpose. This 2006 Stock Incentive Program (the “Program”) is intended to secure for QAD Inc. (the “Company”), its subsidiaries, and its stockholders the benefits arising from ownership of the Company’s common stock (the “Common Stock”) by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.
      2. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is composed of six parts. The first part is the Incentive Stock Option Plan (the “Incentive Plan”) under which are granted incentive stock options (the “Incentive Options”). The second part is the Nonqualified Stock Option Plan (the “Nonqualified Plan”) under which are granted nonqualified stock options (the “Nonqualified Options”). The third part is the Restricted Share Plan (the “Restricted Plan”) under which are granted restricted shares of Common Stock. The fourth part is the Employee Stock Purchase Plan (the “Stock Purchase Plan”). The fifth part is the Stock Appreciation Rights Plan (the “SAR Plan”) under which stock appreciation rights (as defined therein) are granted. The sixth part is the Other Stock Rights Plan (the “Other Stock Rights Plan”) under which (i) units representing the equivalent of shares of Common Stock (the “Performance Shares”) are granted; (ii) units representing the equivalent of restricted shares of Common Stock (the “Restricted Stock Units”) are granted; (iii) payments of compensation in the form of shares of Common Stock (the “Stock Payments”) are granted; and (iv) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the “Dividend Equivalent Rights”) are granted. The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the SAR Plan and the Other Stock Rights Plan are included herein as Part I, Part II, Part III, Part IV, Part V, and Part VI, respectively, and are collectively referred to herein as the “Plans.” The grant of an option, stock appreciation right or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, stock appreciation right or restricted share or rights to purchase shares under any of the other Plans.
      3. Applicability of General Provisions. Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the QAD Inc. 2006 Stock Incentive Program set forth below.
      4. Administration of the Plans. The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.
      5. General Provisions of Stock Incentive Program.
      Article 1.     Administration. The Program shall be administered by the Company’s Board of Directors (the “Board”). If an award is to be made to an “Executive Officer” as defined in the Exchange Act as hereinafter defined, it must be approved by Program Administrators composed solely of two or more directors who are “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who will also be “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent permitted under the Exchange Act, the Code or any other applicable law, the Board or the Program Administrators shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Board or the Program Administrators deems appropriate. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members as Program

Administrators, fill all vacancies, however caused, and may select one of the members as the Chairman of the Program Administrators. The members of the Board, the Program Administrators or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the “Program Administrators.”
      The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) of the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.
      Article 2.     Authority of the Program Administrators. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to determine the individuals to whom options, stock appreciation rights, restricted shares, rights to purchase shares and other stock rights (collectively referred to as “Awards”) shall be granted under the Program and to specify the form of payment, which may include cash, voting Common Stock (which includes Common Stock with voting rights of one vote per share and Common Stock with any specified fractional vote per share), non-voting Common Stock, or combination thereof (d) to determine the time or times at which Awards shall be granted under the Program; (e) to determine the number of shares subject to each Award, the duration of each Award granted under the Program, and the purchase price for any shares issued under the Program; provided, however, that such purchase price is not less than the fair market value of the underlying shares on the date of grant of such Awards; (f) to determine all of the other terms and conditions of Awards granted under the Program; (g) to issue from the shares available and authorized for issuance under the Program non-voting Common Stock or fractional voting Common Stock in exchange for voting Common Stock of one vote per share; (h) to establish the forms to implement the Program; (i) to settle options that are exercised by way of the “cashless-exercise” method of payment through an issuance of “net shares,” where the term “net shares” is the number of shares that is equivalent in value to the difference between the fair market value of the underlying stock on the exercise date, less the exercise price and minimum tax withholding; (j) to grant Awards to selected individuals of the Company and its subsidiaries who are subject to the laws of nations other than the United States, which may have terms and conditions as determined by the Program Administrators as necessary to comply with applicable foreign laws; (k) to take any action it deems advisable to obtain approval from the appropriate governmental entity, which includes the establishment of a “sub-plan” to the Program; and (l) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the “Plan Participants”) and on their legal representatives, heirs, and beneficiaries.
      Article 3.     Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock subject to the Program is 4,000,000 shares, plus 1,300,000 shares available for grant under the QAD 1997 Stock Incentive Program (the “1997 Program”), for an aggregate of 5,300,000 shares. Upon stockholder approval of the Program, no further shares will be issued under the 1997 Program. The shares of Common Stock to be issued pursuant to the Awards may be either in the form of voting or non-voting shares of Common Stock (collectively referred to as “Common Stock”), and may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the Awards granted under the Program are forfeited, expire or terminate for any reason, the forfeited, unpurchased or unissued shares subject to those Awards shall revert back to the Program and credit the number of shares subject to all Plans. Upon exercise of a stock appreciation right, the unissued shares that were previously subject to such stock appreciation right shall revert back to the Program and credit the number of shares subject to all Plans. No employee may receive in any calendar year a combined total of more than (i) 400,000 shares of Common Stock subject to grants of Incentive Options, Nonqualified Options or stock appreciation rights in such calendar year, or (ii) 200,000 shares of Common Stock in restricted shares, performance shares or Restricted Stock Units in such calendar year. The proceeds received by the

Company from the sale of its Common Stock pursuant to the Awards, if in the form of cash, shall be added to the Company’s general funds and used for general corporate purposes.
      Article 4.     Eligibility and Participation. Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries, and only employees of the Company or its subsidiaries are eligible to participate in the Employee Stock Purchase Plan. An employee may be granted Nonqualified Options under the Program; provided, however, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations.
      The term “subsidiary” as used herein means any entity or association that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Company. For purposes of this definition, the term “control” shall mean the ownership of more than fifty (50) percent of the voting rights in any entity or association.
      Article 5.     Effective Date and Term of Program. The Plans will be effective upon their approval by the stockholders of the Company. The Program shall continue in effect until July 1, 2016 unless sooner terminated under Article 7 of these General Provisions.
      Article 6.     Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Awards may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised Awards or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Awards shall be made without change in the aggregate purchase price, if any, applicable to the unexercised portion of the Award, but with a corresponding adjustment in the price for each share or other unit of any security covered by the Award.
      Article 7.     Termination and Amendment of Program. The Program shall terminate on July 1, 2016, or shall terminate at such earlier time as the Board of Directors may so determine. No Awards shall be granted under the Program after that date. Subject to the limitation contained in Article 8 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the Award agreements to be used hereunder; provided, however, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to Awards granted or stock sold and purchased under this Program, except as permitted under Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of Parts I and II, the Purchase Price for shares under Part IV or the exercise price of a stock appreciation right under Section 3 of Part V; (c) increase the maximum term established under the Plans for any Award; (d) permit the granting of an Award to anyone other than as provided in Article 4 of the General Provisions; or (e) change the term of the Program described in Article 5 of these General Provisions.
      Article 8.     Prior Rights and Obligations. No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an Award or who has purchased a specified share or shares under Plan IV, impair any of that person’s rights or obligations under any Award granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.
      Article 9.     Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this

Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Plan IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.
      Article 10.     Reservations of Shares of Common Stock. The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.
      Article 11.     Tax Withholding. All Awards are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state, federal or foreign law is necessary or desirable as a condition of, or in connection with, the grant, vesting or exercise of an Award or the delivery or purchase of shares pursuant thereto, then such action shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company’s sole and complete discretion, the Company may, from time to time, accept shares of the Company’s stock subject to one of the Plans as the source of payment for such liabilities.
      Article 12.     Rule 16b-3 Compliance. It is the express intent of the Company that this Program complies in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules). Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b).
      Article 13.     Performance-Based Awards.

(a) Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, “Performance Objective” means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned and “Performance Period” means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based award shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

(b) The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.

(c) The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total stockholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Article 13(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 13. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 13(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 13(c) shall be made in writing. The Program Administrators may not delegate any responsibility under this Article 13(c). As used herein, “Covered Employee” shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company’s compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other “qualified performance-based compensation” plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

(d) The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant’s receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant’s remuneration does not exceed the limit set forth in such provisions of the Code.
      Article 14.     Death Beneficiaries. In the event of a Plan Participant’s death, all of such person’s outstanding Awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person’s beneficiary (except to the extent a permitted transfer of a Nonqualified Option or stock appreciation right was previously made pursuant hereto).

Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Program. Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant. If a Plan Participant dies with no such beneficiary designation in effect, such person’s beneficiary shall be his or her estate and such person’s Awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.
      Article 15.     Unfunded Program. The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Program. Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an Award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.
      Article 16.     Choice of Law and Venue. The Program and all related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware.
      Article 17.     Arbitration. Any disputes involving the Program will be resolved by arbitration in Santa Barbara, California before one (1) arbitrator in accordance with the rules of the American Arbitration Association.
      Article 18.     Program Administrator’s Right. Except as may be provided in an Award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than the right to purchase shares pursuant to the Stock Purchase Plan). The Program Administrators may also modify or revise any form of Award agreement or other form required to implement the Program.
      Article 19.     Termination of Benefits Under Certain Conditions. The Program Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred Award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any Award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.
      Article 20.     Conflicts in Program. In case of any conflict in the terms of the Program, or between the Program and an Award agreement, the provisions in the Program which specifically grant such Award shall control, and the provisions in the Program shall control over the provisions in any Award agreement.
      Article 21.     Optional Deferral. The right to receive any Award under the Program (other than the right to purchase shares pursuant to the Stock Purchase Plan) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.
      Article 22.     Restrictions on Common Stock. Each Plan Participant who acquires Common Stock or rights to acquire Common Stock will be subject to all restrictions applicable to the Common Stock as set forth in the Company’s Certificate of Incorporation.

PART I
QAD INC.
INCENTIVE STOCK OPTION PLAN
      Section 1.     Purpose. The purpose of this QAD Inc. Incentive Stock Option Plan (the “Incentive Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as “incentive stock options” within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.
      Section 2.     Option of Terms and Conditions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in its discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.
      Section 3.     Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted. However, notwithstanding the above portion of this Section 3, if at the time the option is granted the grantee (the “Optionee”) owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than 5 years from the date the option is granted. In addition, each option shall be subject to early termination as provided in the Incentive Plan.
      Section 4.     Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option. Fair market value (the “Fair Market Value”) shall be determined by the Board of Directors on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators’ determination of Fair Market Value shall be conclusive.
      Notwithstanding the above portion of this Section 4, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.
      Section 5.     Maximum Amount of Options Exercisable in Any Calendar Year. Notwithstanding any other provision of this Incentive Plan, the aggregate Fair Market Value (determined at the time any Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.
      Section 6.     Exercise of Options. Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan. Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding (“cashless exercise”).
      Section 7.     Reorganization. In the event of the dissolution or liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.
      In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

(a) if there is no plan or agreement respecting the Reorganization (the “Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

(b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.
      The term “Reorganization” as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.
      Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.
      Section 8.     Written Notice Required. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company or its designee at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.
      Section 9.     Compliance with Securities Laws. Shares shall not be issued with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

      Section 10.     Employment of Optionee. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators. Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.
      Section 11.     Option Rights Upon Termination of Employment. If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate; provided, however, the Program Administrators, in their discretion, may allow the option to be exercised to the extent exercisable on date of termination of employment at any time within sixty (60) days after the date of termination of employment.
      Section 12.     Option Rights Upon Disability of Optionee. If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, and (ii) become immediately vested in full as of the date of termination of employment due to disability.
      Section 13.     Option Rights Upon Death of Optionee. If an Optionee dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to death and (ii) become immediately vested in full as of the date of termination of employment due to death. During this one-year or shorter period, the option may be exercised by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the laws of descent and distribution.
      Section 14.     Options Not Transferable. Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.
      Section 15.     Adjustments to Number and Purchase Price of Optioned Shares. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

PART II
QAD INC.
NONQUALIFIED STOCK OPTION PLAN
      Section 1.     Purpose. The purpose of this QAD Inc. Nonqualified Stock Option Plan (the “Nonqualified Plan”) is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program.
      Section 2.     Option Term and Conditions. The terms and conditions of options granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.
      Section 3.     Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.
      Section 4.     Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option may be equal to or greater than the fair market value of the shares at the time of the grant of the option. Fair market value (the “Fair Market Value”) shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators’ determination of Fair Market Value shall be conclusive.
      Section 5.     Exercise of Options. Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of the Nonqualified Plan. Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding (“cashless exercise”).
      Section 6.     Reorganization. In the event of the dissolution or liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option to the extent such option is vested.

      In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

(a) if there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply; or

(b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.
      The term “Reorganization” as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.
      Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.
      Section 7.     Written Notice Required. Any option granted pursuant to the terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.
      Section 8.     Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.
      Section 9.     Continued Employment or Service. Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.
      Section 10.     Option Rights Upon Termination of Employment or Service. If an Optionee under this Nonqualified Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate, provided, however, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service.

      Section 11.     Option Rights Upon Disability of Optionee. If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability and (ii) become immediately vested in full as of the date of termination of employment due to disability.
      Section 12.     Option Rights Upon Death of Optionee. If an Optionee dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to death and (ii) become immediately vested in full as of the date of termination of employment due to death. During this one-year or shorter period, the option may be exercised by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the laws of descent and distribution.
      Section 13.     Options Not Transferable. Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.
      Section 14.     Adjustments to Number and Purchase Price of Optioned Shares. All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

PART III
QAD INC.
RESTRICTED SHARE PLAN
      Section 1.     Purpose. The purpose of this QAD Inc. Restricted Share Plan (the “Restricted Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is Part III of the Program. Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program.
      Section 2.     Terms and Conditions. The terms and conditions of restricted shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.
      Each restricted share grant shall provide to the recipient (the “Holder”) the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the “Restricted Period”) as determined by the Program Administrators. At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.
      The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the “Restricted Share Award Agreement”). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the QAD Inc. Restricted Share Plan and Restricted Share Award Agreement entered into between the registered owner and QAD Inc. Copies of such Plan and Agreement are on file in the offices of QAD Inc.
      The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.
      Section 3.     Nontransferable. Subject to the provisions of the Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.
      Section 4.     Restricted Share Rights Upon Termination of Employment or Service. If a Holder ceases to be employed by, or provide services to, the Company or any of its subsidiaries prior to the expiration of the Restriction Period, any restricted shares granted to him or her subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Program Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Program Administrators may determine, in its sole discretion, including, but not limited to, the Plan Participant’s retirement, death, or disability.
      Section 5.     Restricted Share Rights Upon Disability of Holder. If a Holder becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the

Program Administrators, in their discretion, may allow the restricted shares to become immediately vested in full and all restrictions that apply to such shares shall lapse immediately as of the date of termination of employment due to disability.
      Section 6.     Restricted Share Rights Upon Death of Holder. If a Holder dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the restricted shares become immediately vested in full all restrictions that apply to such shares shall lapse immediately as of the date of termination of employment due to death.
      Section 7.     Stockholder Rights. The Holder shall have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.
      Section 8.     Compliance with Securities Laws. Shares shall not be issued under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.
      Section 9.     Continued Employment or Service. Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators. Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART IV
QAD INC.
EMPLOYEE STOCK PURCHASE PLAN
      Section 1.     Purpose. The purpose of the QAD Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company’s stock in accordance with Section 423 of the Code (“Section 423”), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423. The Stock Purchase Plan will be administered by the Program Administrators. Unless any provision herein indicates to the contrary, this Stock Purchase Plan shall be subject to the General Provisions of the Program.
      Section 2.     Terms and Conditions. The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.
      Section 3.     Offering Periods and Participation. The Stock Purchase Plan shall be implemented through a series of periods established by Program Administrators (the “Offering Periods”). A full-time employee may participate in the Stock Purchase Plan and may enroll in an Offering Period by delivering to the Company’s payroll office an agreement evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the “Purchase Agreement”) at least thirty (30) business days prior to the Enrollment Date for that Offering Period (or such lesser number of business days as the Program Administrators, in their sole discretion, may permit). Purchases will be made through payroll deductions, unless direct purchases have been approved by the Program Administrators. The first day of each Offering Period will be the “Enrollment Date” and the last day of each period will be the “Exercise Date.”
      Section 4.     Purchase Price. The Purchase Price means an amount as determined by the Program Administrators that is the lesser of: (a) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date. Notwithstanding the foregoing, the Program Administrators may determine the Purchase Price by applying the Purchase Price Discount to Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that the employees of the Company are provided written notice not less than forty-five (45) days prior to the Enrollment Date of the Offering Period that such method for determining the Purchase Price is applied. The “Purchase Price Discount” shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value as established by the Board from time to time. “Fair Market Value” of a share of stock shall be determined by the Board. However, if the Stock is publicly traded, fair market value of a share of Stock shall be based upon the closing or other appropriate trading price per share of Stock on a national securities exchange.
      Section 5.     Grants.

(a) Grants. On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted the right to purchase on each Exercise Date during such Offering Period (at the Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in Section 5(b) below. The Program Administrators will also establish the Purchase Price Discount and the Periodic Exercise Limit. The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

(b) Grant Limitations. Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:

(i) if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the

Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);

(ii) that permits such Plan Participant’s rights to purchase stock, under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code); or

(iii) that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company.

(c) No Rights in Respect of Underlying Stock. The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

(d) Plan Account. The Company shall maintain a plan account for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan Participant pursuant to Section 6 and from which are debited amounts paid for the purchase of shares.

(e) Common Stock Account. As a condition of participation in the Stock Purchase Plan, each Plan Participant shall be required to receive shares purchased under the Stock Purchase Plan in a common stock account (the “Common Stock Account”) maintained by the Company to hold the Common Stock purchased under the Stock Purchase Plan. The shares may be released at such times and under such conditions as designated by the Program Administrators.

(f) Dividends on Shares. Subject to the limitations of Section 5(a) hereof and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant’s Common Stock Account shall be automatically invested in shares of Common Stock purchased at 100% of Fair Market Value on the next Exercise Date. All non-cash distributions on Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant’s Common Stock Account shall be paid to the Plan Participant as soon as practicable.
      Section 6.     Payroll Deductions/ Direct Purchases.

(a) Plan Participant Designations. The Purchase Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such Eligible Employee’s compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

(b) Plan Account Balances. The Company shall make payroll deductions as specified in each Plan Participant’s Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant’s Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(c) Plan Participation Changes. A Plan Participant may only discontinue his or her participation in the Stock Purchase Plan as provided in Section 9. A Plan Participant may only increase or decrease (subject to such limits as the Program Administrator may impose) the rate of his or her payroll deductions at the start of any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first Offering Period following the Company’s receipt of the new Subscription Agreement.

(d) Decreases. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a Plan Participant’s payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during a calendar year (the “Current Purchase Period”) when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal the maximum permitted by Section 423(b)(8) of the Code. Payroll deductions shall recommence at the rate provided in such Plan Participant’s Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

(e) Tax Obligations. At the time of the purchase of shares, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company’s federal, state or other tax withholding obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the eligible employee.

(f) Statements of Accounts. The Company shall maintain each Plan Participant’s Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.
      Section 7.     Purchase of Shares.

(a) Automatic Exercise on Exercise Dates. Unless a Plan Participant withdraws as provided in Section 9 below, his or her right to purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such Plan Participant is enrolled for the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant’s Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit. All such shares purchased under the Stock Purchase Plan shall be credited to the Plan Participant’s Common Stock Account. During a Plan Participant’s lifetime, a Plan Participant’s options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

(b) Excess Plan Account Balances. If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant’s Plan Account immediately following exercise of such Plan Participant’s election to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall promptly be returned to the Plan Participant; provided, however, that if the Plan Participant shall be enrolled in the Offering Period (including, without limitation, by not withdrawing pursuant to Section 9), such cash shall be contributed to the Plan Participant’s Plan Account for such next Purchase Period.
      Section 8.     Holding Period. The Program Administrators may establish, as a condition to participation, a holding period of up to one (1) year following the Exercise Date during which a Plan Participant may not sell, transfer or encumber the shares purchased under the Stock Purchase Plan.
      Section 9.     Withdrawal; Termination of Employment.

(a) Voluntary Withdrawal. A Plan Participant may withdraw from an Offering Period by giving written notice to the Company’s payroll office at least thirty (30) business days prior to the next Exercise Date. Such withdrawal shall be effective no later than thirty (30) business days after receipt by the Company’s payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant’s payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant’s option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

(b) Termination of Employment. Promptly after a Plan Participant’s ceasing to be an employee for any reason all shares of Common Stock held in a Plan Participant’s Common Stock Account and the payroll deductions credited to such Plan Participant’s Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant’s option to purchase shares will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant’s Plan Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.

      Section 10.     Non-transferability. Neither payroll deductions credited to a Plan Participant’s Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant’s lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 9.
      Section 11.     Compliance with Securities Laws. Shares shall not be issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 11.
      Section 12.     Continued Employment or Service. Each Plan Participant, if requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option to purchase shares for a period specified by the Program Administrators. Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART V
QAD INC.
STOCK APPRECIATION RIGHTS PLAN
      Section 1.     SAR Terms and Conditions. The purpose of this QAD Inc. Stock Appreciation Rights Plan (the “SAR Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant stock appreciation rights (“SARs”) to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the “SAR Agreement”). Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program.
      Section 2.     Duration of SAR. Each SAR and all rights thereunder granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.
      Section 3.     Grant. Subject to the terms and conditions of the SAR Agreement, the Program Administrators may grant a SAR, with an exercise price that is not less than the fair market value of the Common Stock subject to the SAR on the date of grant, to receive a payment upon the exercise of a SAR which reflects the appreciation over the exercise price in the fair market value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive awards either: (i) in tandem with the grant of an incentive option; (ii) in tandem with the grant of a nonqualified option; or (iii) independent of the grant of an incentive option or nonqualified option. Each grant of a SAR which is in tandem with the grant of an incentive option or nonqualified option shall be evidenced by the same agreement as the incentive option or nonqualified option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such option shall relate and such other terms and conditions as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.
      Section 4.     Payment at Exercise. Upon the settlement of a SAR in accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company’s Common Stock; provided, however, the method of payment shall be specified by the Program Administrators in the SAR Agreement at the date of grant. If the method of payment is in shares of the Company’s Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in fractional share shall automatically be paid in cash based on such valuation. As used herein, “SAR Exercise Date” shall mean the date on which the exercise of a SAR occurs under the SAR Agreement, “SAR Exercise Price” shall mean the fair market value (as determined by the Program Administrators) of a share of Common Stock on a SAR Exercise Date and “SAR Grant Price” shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR was granted in tandem with an option, the option exercise price per share for the related option.
      Section 5.     Special Terms and Conditions. Each SAR Agreement which evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for the incentive option or nonqualified option, if any, granted in tandem with such SAR, except that if a SAR is granted in tandem with an incentive option or nonqualified option, the SAR shall be exercisable only when the related incentive option or nonqualified option is exercisable. The Program Administrator may provide in the SAR Agreement that

(i) the Plan Participant’s right to exercise a SAR granted in tandem with an incentive option or nonqualified option shall be forfeited to the extent that the Plan Participant exercises the related incentive option or nonqualified option and (ii) the Plan Participant’s right to exercise the incentive option or nonqualified option shall be forfeited to the extent the Plan Participant exercises the related SAR.
      Section 6.     Compliance with Securities Laws. Shares shall not be issued with respect to any SAR granted under the SAR Plan, unless the exercise of that SAR and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a SAR holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.
      Section 7.     Continued Employment or Service. Each SAR holder, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her SAR, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that SAR for a period specified by the Program Administrators. Nothing in this SAR Plan or in any SAR granted hereunder shall confer upon any SAR holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.
      Section 8.     Rights Upon Termination of Employment or Service. If a SAR holder under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her SAR shall immediately terminate, provided, however, the Program Administrators, in their discretion, may allow the SAR to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service.
      Section 9.     Rights Upon Disability of SAR Holder. If a SAR holder becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the SAR to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability and (ii) become immediately vested in full as of the date of termination of employment due to disability.
      Section 10.     Rights Upon Death of SAR Holder. If a SAR holder dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the SAR to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to death and (ii) become immediately vested in full as of the date of termination of employment due to death. During this one-year or shorter period, the SAR may be exercised by the person or persons to whom the SAR holder’s rights under the SAR shall pass by will or by the laws of descent and distribution.
      Section 11.     SAR Not Transferable. A SAR granted pursuant to the terms of this SAR Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a SAR holder only by that SAR holder. No such SAR shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

PART VI
OTHER STOCK RIGHTS PLAN
      Section 1.     Terms and Conditions. The purpose of the Other Stock Rights Plan (the “Stock Rights Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant stock rights to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company. The terms and conditions of Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (the “Stock Rights Agreement”). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program.
      Section 2.     Duration. Each Performance Share, Restricted Stock Unit, Stock Payment or Dividend Equivalent Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights are granted. In addition, each Performance Share, Restricted Stock Unit, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.
      Section 3.     Grant. Subject to the terms and conditions of the Stock Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments. Restricted Stock Units or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Restricted Stock Units, Dividend Equivalent Rights and Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Plan.
      Section 4.     Performance Shares. Performance Shares shall become payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Performance Shares may be paid in cash or in shares of Common Stock, or partly in cash and partly in shares of Common Stock, with or without the election of the Plan Participant, as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each payment of Performance Shares in shares of Common Stock shall be considered a Stock Payment pursuant to Section 5 below. Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier’s check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company’s Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company’s Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other options or awards to satisfy the exercise or settlement price.
      Section 4A.     Restricted Stock Units. Restricted Stock Units shall represent the right of a Plan Participant to receive the value of a specified number of shares of Common Stock of the Company after the Restricted Stock Units become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods as determined by the Program Administrators. Each agreement for the grant of Restricted Stock Units shall specify the number of Restricted Stock Units subject to such agreement, the service or performance conditions, the period or periods over which the conditions apply, the time or times at which the Plan Participant may receive payment, and such other terms and conditions as the Program Administrators may determine. Restricted Stock Units may be paid in cash or in shares of Common Stock, or partly in cash and partly in shares of Common Stock, with or without the election of the Plan Participant, as the Program Administrators may determine and specify in the agreement evidencing such Restricted Stock Units. Each payment of Restricted Stock Units in shares of Common Stock shall be considered a Stock Payment pursuant to Section 5 below.
      Section 5.     Stock Payments. The Program Administrators may grant Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person (except in the case of stock in lieu of normal salary or compensation), provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.
      Section 6.     Dividend Equivalent Rights. The Program Administrators may grant Dividend Equivalent Rights in tandem with the grant of incentive options or nonqualified options, stock appreciation rights, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award. A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company’s Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.
      Section 7.     Compliance with Securities Laws. Shares shall not be issued with respect to any award granted under the Stock Rights Plan, unless the award and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her award and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.
      Section 8.     Continued Employment or Service. Each Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her award, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that award for a period specified by the Program Administrators. Nothing in this Stock Rights Plan in any award granted hereunder shall confer upon any Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.
      Section 9.     Rights Upon Termination of Employment or Service. If a Participant under this Stock Rights Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her award shall immediately terminate; provided, however, that the Program Administrators, in their discretion, may allow the award to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service.
      Section 10.     Rights Upon Disability of Participant. If a Participant becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow all awards held by Participant to become immediately vested in full and any restrictions applicable to such awards to lapse immediately as of the date of termination of employment due to disability.
      Section 11.     Rights Upon Death of Participant. If a Participant dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow all awards held by Participant to become immediately vested in full and any restrictions applicable to such awards shall lapse immediately as of the date of termination of employment due to death. During this one-year or shorter period, the award may be exercised by the person or persons to whom the Participant’s rights under the award shall pass by will or by the laws of descent and distribution.

Directions to QAD Corporate Headquarters
Summerland, California
(805) 684-6614
To Ortega Hill Location in Summerland:
From Los Angeles International Airport (LAX): (S87 miles)
Follow airport signs to Century Blvd. Take Century Blvd.
     about 1/2 mile to 405 Freeway North
Take 405 North to the 101 Freeway North
Take 101 North past Ventura; past Carpinteria;
     continue towards Summerland
Exit at Evans Ave. Turn left at the end of ramp
Continue on Ortega Hill Rd. up the hill S1/4 mile to
     QAD entrance on left (2111 Ortega Hill Rd).
Enter lobby on mountain side of building
From Santa Barbara Municipal Airport (S14 miles)
Take 217 to the 101 Freeway South
Take 101 southbound to the “Summerland” exit
Turn left under freeway and proceed to first stop sign
Turn left on Ortega Hill Road
Continue S1/4 mile to QAD entrance on left (2111 Ortega Hill Rd)
Enter lobby on mountain side of building

QAD INC.
2006 ANNUAL MEETING
ADMISSION TICKET
You are cordially invited to attend the annual meeting of stockholders of QAD Inc. on June 7, 2006, at 2111 Ortega Hill Road, Summerland, California. The meeting will begin at 2:00 p.m. Pacific Daylight Time. Admission is limited to stockholders and guests of QAD. This ticket will admit you and should be presented at the meeting to expedite registration. To avoid delays, please arrive early and present this ticket.
PROXY VOTING INSTRUCTIONS
QAD Inc. encourages all stockholders to vote their proxies. Please complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope.
QAD INC.
ANNUAL MEETING OF STOCKHOLDERS, JUNE 7, 2006
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS OF QAD INC. The undersigned hereby appoints Pamela M. Lopker and Karl F. Lopker as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of QAD Inc. held of record by the undersigned at the close of business on April 17, 2006, at the annual meeting of stockholders or any adjournment or postponement thereof.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS OF QAD INC. AND FOR APPROVAL OF THE QAD INC. 2006 STOCK INCENTIVE PROGRAM.
Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee or nominees designated by the Board of Directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

☒	PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR Item 2.

			WITHHOLD	FOR ALL
		FOR ALL	ALL	EXCEPT

1. Election of directors to serve until the 2007 annual meeting of stockholders	Nominee: 1. Karl F. Lopker 2. Pamela M. Lopker 3. Peter R. van Cuylenburg 4. A. Barry Patmore 5. Scott J. Adelson	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any nominees(s), mark “FOR ALL EXCEPT” and write the nominee’s number on the line below.

Please indicate by a check mark whether you plan to attend the Annual meeting.		☐

	FOR	AGAINST	ABSTAIN

2. The proposal to approve the QAD Inc. 2006 Stock Incentive Program.	☐	☐	☐

PRINT NAME OF STOCKHOLDER

SIGNATURE(S)	DATE

PLEASE SIGN YOUR NAME ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.